                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 10, 1998
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                     Peoples Heritage Financial Group, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Maine                                    0-16947                      01-0437984
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)          (IRS Employer
of incorporation)                                            Identification No.)



P.O. Box 9540, One Portland Square, Portland, Maine                   04112-9540
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (207) 761-8500
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

         As of the end of the day on April 10, 1998, following receipt of all required regulatory and stockholder approvals, Peoples Heritage Financial Group, Inc. ("PHFG") completed the acquisition of CFX Corporation ("CFX") pursuant to the Agreement and Plan of Merger, dated as of October 27, 1997, between PHFG and CFX (the "Agreement"). The acquisition was effected by means of the merger of CFX with and into PHFG (the "Merger"). Upon consummation of the Merger, each share of common stock, $.66 2/3 par value per share, of CFX (the "CFX Common Stock") outstanding immediately prior thereto was converted into the right to receive 0.667 of a share of common stock, par value $.01 per share, of PHFG, including each attached right issued pursuant to the Rights Agreement, dated September 12, 1989, between PHFG and the Rights Agent named therein (together, the "PHFG Common Stock"), with cash in lieu of fractional share interests.

         PHFG's Registration Statement on Form S-4 (No. 333-43551), which was declared effective by the Securities and Exchange Commission (the "Commission") on December 31, 1997, contains detailed information regarding the Merger and related matters. In addition, the information set forth under Item 5 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 5.    OTHER EVENTS

        Other matters related to PHFG's acquisition of CFX are noted below.

        Board of Directors. Effective following the annual meeting of stockholders of PHFG on April 28, 1998, the following persons, who were immediately prior to consummation of the Merger serving as members of the Board of Directors of CFX, will become members of the Board of Directors of PHFG:
Peter J. Baxter, who will become Vice Chairman of the Board of Directors of PHFG, P. Kevin Condron, Douglas S. Hatfield, Jr., Philip A. Mason and Seth A. Resnicoff, M.D.

         Executive Officers. Upon consummation of the Merger, Peter J. Baxter became Executive Vice President and Chief Operating Officer of PHFG and Christopher W. Bramley became Executive Vice President and Chief Operating Officer of Family Bank, FSB ("Family Bank"), PHFG's Massachusetts-based banking subsidiary. Messrs. Baxter and Bramley previously served as President and Chief Executive Officer and Executive Vice President of CFX, respectively. In connection with the foregoing, PHFG and each of Messrs. Baxter and Bramley entered into a Severance Agreement in the form included as Exhibit 10.1 hereto.

         Mr. Bramley will be elected President of Family Bank on April 23, 1998.

         Subsidiary Mergers. Subsequent to consummation of the Merger, the three banking subsidiaries of CFX were merged with and into banking subsidiaries of PHFG. Specifically, (i) CFX Bank was merged with and into Bank of New Hampshire ("BNH"), PHFG's New Hampshire-based banking subsidiary, (ii) Safety Fund National Bank was merged with and



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

into Family Bank and (iii) Orange Savings Bank was merged with and into Family Bank (collectively, the "Bank Mergers").

         Certain Dispositions. In order to satisfy certain commitments made by PHFG to the U.S. Department of Justice and the Board of Governors of the Federal Reserve System in connection with the Merger, CFX Bank and First Essex Bank, FSB (the "Purchaser") entered into a Purchase and Assumption Agreement, dated as of March 28, 1998 (the "Branch Agreement"), pursuant to which BNH, as successor to CFX Bank upon consummation of the merger of CFX Bank with and into BNH, will sell to the Purchaser five branch offices formerly maintained by CFX Bank and located in Concord (two), Hillsborough (one) and Manchester (two), New Hampshire (the "Branch Offices") and the related assets and liabilities (the "Branch Sale"). Purchaser will assume the deposits at the Branch Offices, which amounted to approximately $159 million at February 28, 1998, as well as purchase approximately $67 million of loans and approximately $2 million of real and personal property related to the Branch Offices. The Purchaser has agreed to pay a 10% premium on the average deposits acquired over a specified time period prior to closing of the Branch Sale. The Branch Sale is subject to the receipt of all required regulatory approvals and is expected to close in mid-1998. A copy of the press release announcing the execution of the Branch Agreement is filed as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) The following consolidated financial statements of CFX are incorporated herein by reference to the Annual Report on Form 10-K for the year ended December 31, 1997 filed by CFX with the Commission on March 30, 1998:

         Consolidated Balance Sheets at December 31, 1997 and 1996

         Consolidated Statements of Income for the Years Ended December 31, 1997, 1996 and 1995

         Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1997, 1996 and 1995

         Consolidated Statements of Cash Flows for the Years Ended December 31, 1997, 1996 and 1995

         Notes to Consolidated Financial Statements

         Reports of Wolf & Company, P.C., KMPG Peat Marwick LLP and Shatswell, MacLeod & Company, P.C.

         (b) The following pro forma financial statements of PHFG are included pursuant to Item 7(b) of Form 8-K.



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

              PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

         The following unaudited pro forma combined condensed consolidated balance sheet combines the consolidated historical balance sheets of PHFG and CFX, assuming the Merger was consummated as of December 31, 1997 on a pooling of interests accounting basis, and the following unaudited pro forma combined condensed consolidated statements of operations present the combined consolidated statements of operations of PHFG and CFX assuming the Merger was consummated as of the beginning of the indicated periods. Certain insignificant reclassifications have been reflected in the pro forma information to conform statement presentations.

         The effect of an expected reorganization and restructuring charge in connection with the Merger and the Bank Mergers has been reflected in the pro forma combined condensed consolidated balance sheet; however, because the reorganization and restructuring charge is nonrecurring, it has not been reflected in the pro forma combined condensed consolidated statements of operations. The pro forma financial data does not reflect cost savings, operating synergies and revenue enhancements which are expected to be realized subsequent to consummation of the Merger and the Bank Mergers or, except as indicated, the effects of the Branch Sale.

         The pro forma information presented is not necessarily indicative of the results of operations or the combined financial position that would have resulted had the Merger been consummated at December 31, 1997 or at the beginning of the periods indicated, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities.

         The pro forma information should be read in conjunction with the historical consolidated financial statements of PHFG and CFX, including the related notes. Reference is made in this regard to the Annual Reports on Form 10-K filed by PHFG and CFX for the year ended December 31, 1997, respectively.


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

             PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
                                  PHFG AND CFX
                                DECEMBER 31, 1997
                                   (Unaudited)
                        (In Thousands, Except Share Data)

                                                                                                                         Pro Forma
                                                                      PHFG            CFX             Adjustments         Combined
                                                                   ----------      ----------         -----------        ----------

ASSETS
   Cash and due from banks                                         $  339,270      $   87,671                 --         $  426,941
   Federal funds sold                                                   6,091           7,000                 --             13,091
   Securities available for sale,
      at market value                                               1,268,055         534,550                 --          1,802,605
   Securities held to maturity                                             --          28,184                 --             28,184
   Loans held for sale                                                360,631          37,737                 --            398,368
   Loans and leases                                                 4,489,365       2,034,856                 --          6,524,221
   Less: Allowance for loan and lease losses                           68,085          21,898                 --             89,983
                                                                   ----------      ----------           --------         ----------
             Net loans and leases                                   4,421,280       2,012,958                 --          6,434,238
                                                                   ----------      ----------           --------         ----------
   Premises and equipment                                              75,968          38,761                 --            114,729
   Goodwill and other intangibles                                     118,019           8,698                 --            126,717
   Mortgage servicing rights                                           50,808           8,894                 --             59,702
   Other assets                                                       155,215         109,314                 --            264,529
                                                                   ----------      ----------           --------         ----------
             Total assets                                          $6,795,337      $2,873,767                 --         $9,669,104
                                                                   ==========      ==========           ========         ==========

LIABILITIES AND SHAREHOLDERS' EQUITY
   Deposits:
      Interest-bearing                                             $4,057,789      $1,714,488                 --         $5,772,277
      Non-interest bearing                                            744,851         227,508                 --            972,359
                                                                   ----------      ----------           --------         ----------
                                                                    4,802,640       1,941,996                 --          6,744,636
   Borrowings from the Federal Home
      Loan Bank of Boston                                             940,991         453,755                 --          1,394,746
   Federal funds purchased and securities
      sold under repurchase agreements                                370,219         198,610                 --            568,829
   Other borrowings                                                    18,762              --                 --             18,762
   Other liabilities                                                   87,659          33,689             15,698(1)         137,046
                                                                   ----------      ----------           --------         ----------
             Total liabilities                                      6,220,271       2,628,050             15,698(1)       8,864,019
                                                                   ----------      ----------           --------         ----------

   Corporation-obligated, mandatorily redeemable
      securities of subsidiary trust                                  100,000              --                 --            100,000
                                                                   ----------      ----------           --------         ----------

   Shareholders' equity:
      Preferred Stock                                                      --              --                 --                 --
      Common Stock:
             PHFG                                                         286              --                164(2)             450
             CFX                                                           --          16,078            (16,078)(2)             --
   Paid-in capital                                                    271,790         149,106             15,127(2)         436,023
   Retained earnings                                                  224,784          79,080            (15,698)(1)        288,166
   Net unrealized gain on securities available for sale                 3,565           2,240                 --              5,805
   Treasury stock at cost                                             (25,359)           (787)               787            (25,359)
                                                                   ----------      ----------           --------         ----------
             Total shareholders' equity                               475,066         245,717            (15,698)(1)        705,085
                                                                   ----------      ----------           --------         ----------
             Total liabilities and shareholders' equity            $6,795,337      $2,873,767           $     --         $9,669,104
                                                                   ==========      ==========           ========         ==========

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

         Notes to Pro Forma Combined Condensed Consolidated Balance Sheet

         (1) Reflects an estimated $25.2 million of after-tax one-time reorganization and restructuring costs related to the Merger and the Bank Mergers, net of an estimated $9.5 million after-tax gain from the Branch Sale. The one-time reorganization and restructuring costs consist of costs relating to termination of employment contracts and severance obligations ($7.5 million), professional fees ($6.3 million), write-downs of fixed assets ($5.1 million), data processing/integration costs ($3.4 million) and other costs ($2.9 million). The actual amount of the one-time reorganization and restructuring costs related to the Merger and the Bank Mergers is still being evaluated and could be more or less than the amount indicated, as could the estimated gain from the Branch Sale.

         (2) Reflects the par value of the PHFG Common Stock issued in exchange for CFX Common Stock in connection with the Merger, with related adjustment to paid-in capital. The PHFG Common Stock issued in connection with the Merger was calculated by multiplying the number of outstanding shares of CFX Common Stock immediately prior to consummation thereof by the Exchange Ratio. This calculation resulted in approximately 16,393,709 shares of PHFG Common Stock issuable in connection with the Merger, which does not reflect cash to be paid in lieu of fractional share interests. In addition, PHFG assumed options to acquire approximately 380,672 shares of PHFG Common Stock (as adjusted by the Exchange Ratio) upon consummation of the Merger.


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

                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                  PHFG AND CFX
                          YEAR ENDED DECEMBER 31, 1997
                                   (Unaudited)
                      (In Thousands, Except Per Share Data)



                                                                                 Pro Forma
                                                        PHFG         CFX         Combined(1)
                                                      --------     --------      -----------
Interest and dividend income:
  Interest and fees on loans and leases               $366,029     $155,480        $521,509
  Interest and dividends on securities                  76,183       44,059         120,242
                                                      --------     --------        --------
    Total interest and dividend income                 442,212      199,539         641,751
                                                      --------     --------        --------

Interest expense:
  Interest on deposits                                 148,803       71,009         219,812
  Interest on borrowed funds                            47,220       30,243          77,463
                                                      --------     --------        --------
    Total interest expense                             196,023      101,252         297,275
                                                      --------     --------        --------

    Net interest income                                246,189       98,287         344,476

Provision for loan losses                                   --        4,548           4,548
                                                      --------     --------        --------

    Net interest income after
      provision for loan losses                        246,189       93,739         339,928
                                                      --------     --------        --------

Noninterest income:
  Customer services                                     23,191        5,113          28,304
  Mortgage banking services                             18,771        6,996          25,767
  Trust and investment advisory services                 8,809        3,015          11,824
  Insurance commissions                                  1,899           --           1,899
  Net securities gains (losses)                            150        2,547           2,697
  Other noninterest income                               4,118        7,871          11,989
                                                      --------     --------        --------
                                                        56,938       25,542          82,480
                                                      --------     --------        --------

Noninterest expenses:
  Salaries and employee benefits                        92,703       38,730         131,433
  Occupancy and equipment                               26,180       12,127          38,307
  Distributions on securities of subsidiary trust        8,351           --           8,351
  Amortization of goodwill and deposit premiums          8,120          623           8,743
  Advertising and marketing                              6,624        2,322           8,946
  Merger expenses                                          354       11,031          11,385
  Charges related to CFX Funding(2)                         --        7,206           7,206
  Other noninterest expenses                            45,674       20,511          66,185
                                                      --------     --------        --------
                                                       188,006       92,550         280,556
                                                      --------     --------        --------

Income before income tax expense                       115,121       26,731         141,852
Income tax expense                                      41,720        7,797          49,517
                                                      --------     --------        --------
    Net income                                        $ 73,401     $ 18,934        $ 92,335
                                                      ========     ========        ========
Earnings per share:
    Basic                                                $2.64        $0.79           $2.11
    Diluted                                               2.59         0.78            2.07
Weighted average shares outstanding:
    Basic                                               27,806       23,866          43,725
    Diluted                                             28,363       24,329          44,590


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

                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                  PHFG AND CFX
                          YEAR ENDED DECEMBER 31, 1996
                                   (Unaudited)
                      (In Thousands, Except Per Share Data)



                                                                                 Pro Forma
                                                         HFG          FX        Combined(1)
                                                       -------      -------     -----------
Interest and dividend income:
  Interest and fees on loans and leases                288,999      128,533        $417,532
  Interest and dividends on securities                  52,173       39,772          91,945
                                                       -------      -------        --------
    Total interest and dividend income                 341,172      168,305         509,477
                                                       -------      -------        --------

Interest expense:
  Interest on deposits                                 120,443       63,634         184,077
  Interest on borrowed funds                            30,156       15,949          46,105
                                                       -------       ------        --------
    Total interest expense                             150,599       79,583         230,182
                                                       -------       ------        --------

    Net interest income                                190,573       88,722         279,295

Provision for loan losses                                  900        4,285           5,185
                                                       -------       ------        --------

    Net interest income after
      provision for loan losses                        189,673       84,437         274,110
                                                       -------       ------        --------

Noninterest income:
  Customer services                                     15,353        4,952          20,305
  Mortgage banking services                             12,940        4,716          17,656
  Trust and investment advisory services                 7,233        2,351           9,584
  Net securities gains (losses)                            507        2,780           3,287
  Other noninterest income                               2,415        7,463           9,878
                                                       -------      -------        --------
                                                        38,448       22,262          60,710
                                                       -------      -------         -------
Noninterest expenses:
  Salaries and employee benefits                        73,303       34,076         107,379
  Occupancy and equipment                               20,799       10,306          31,105
  Amortization of goodwill and deposit premiums          4,874          653           5,527
  Advertising and marketing                              4,327        2,366           6,693
  Merger expenses                                        5,105        4,522           9,627
  Other noninterest expenses                            39,665       19,347          59,012
                                                       -------      -------        --------
                                                       148,073       71,270         219,343
                                                       -------      -------        --------

Income before income tax expense                        80,048       35,429         115,477
Income tax expense                                      27,568       11,876          39,444
                                                       -------      -------        --------
    Net income                                         $52,480      $23,553        $ 76,033
                                                       =======      =======        ========
Earnings per share:
    Basic                                                $2.10        $1.01           $1.87
    Diluted                                               2.06         0.99            1.84
Weighted average shares outstanding:
    Basic                                               25,035       23,383          40,632
    Diluted                                             25,426       23,897          41,365



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

                    PRO FORMA COMBINED CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                                  PHFG AND CFX
                          YEAR ENDED DECEMBER 31, 1995
                                   (Unaudited)
                      (In Thousands, Except Per Share Data)


                                                                                            Pro Forma
                                                        PHFG                CFX             Combined(1)
                                                     --------            --------           -----------
Interest and dividend income:
  Interest and fees on loans and leases              $253,787            $109,601             $363,388
  Interest and dividends on securities                 52,062              39,207               91,269
                                                     --------            --------             --------
    Total interest and dividend income                305,849             148,808              454,657
                                                      -------            --------             --------

Interest expense:
  Interest on deposits                                108,209              57,674              165,883
  Interest on borrowed funds                           26,686              10,191               36,877
                                                     --------            --------              -------
    Total interest expense                            134,895              67,865              202,760
                                                      -------            --------             --------

    Net interest income                               170,954              80,943              251,897

Provision for loan losses                               4,230               3,814                8,044
                                                     --------            --------             --------

    Net interest income after
      provision for loan losses                       166,724              77,129              243,853
                                                      -------            --------             --------

Noninterest income:
  Customer services                                    11,908               4,474               16,382
  Mortgage banking services                            10,849               3,397               14,246
  Trust and investment advisory services                5,850               2,246                8,096
  Net securities gains (losses)                           116               2,383                2,499
  Other noninterest income                              2,694               5,238                7,932
                                                      -------            --------              -------
                                                       31,417              17,738               49,155
                                                       ------            --------              -------
Noninterest expenses:
  Salaries and employee benefits                       67,472              31,941               99,413
  Occupancy and equipment                              17,418               9,118               26,536
  Amortization of goodwill and deposit premiums         2,211                 714                2,925
  Advertising and marketing                             4,642               1,972                6,614
  Merger expenses                                       4,958                  --                4,958
  Other noninterest expenses                           33,579              19,506               53,085
                                                      -------            --------             --------
                                                      130,280              63,251              193,531
                                                      -------            --------             --------

Income before income tax expense                       67,861              31,616               99,477
Income tax expense                                     23,375              10,062               33,437
                                                      -------            --------             --------
    Net income                                         44,486              21,554               66,040
Preferred stock dividends                                  --                  89                   89
                                                      -------            --------             --------
Net income available to common stock                  $44,486            $ 21,465             $ 65,951
                                                      =======            ========             ========
Earnings per share:
     Basic                                            $  1.80            $   0.93             $   1.64
     Diluted                                             1.78                0.89                 1.61
Weighted average shares outstanding:
     Basic                                             24,696              23,180               40,157
     Diluted                                           24,999              24,069               41,053

         Note to Pro Forma Combined Condensed Consolidated Statements of Operations

         (1) PHFG expects to achieve cost savings, operating synergies and revenue enhancements following consummation of the Merger and the Bank Mergers. The cost savings, operating synergies and revenue enhancements are expected to be achieved in various amounts at various times during the periods subsequent to the consummation of such transactions, and not ratably over or at the beginning or end of such periods. No adjustment has been reflected in the pro forma combined statements of operations for the anticipated cost savings, operating synergies and revenue enhancements.

         For the reasons noted above, it should not be assumed that the dilution in PHFG's earnings per share reflected in the pro forma combined condensed consolidated statements of operations will represent actual dilution with respect to the Merger.

         (2) Relates to the discontinuance of the securitization business of CFX Funding, a 51% owned subsidiary of CFX.

         (c) The following exhibits are included with this Report:

             Exhibit 2.1 Agreement and Plan of Merger, dated as of October 27, 1997, between PHFG and CFX(1)

             Exhibit 10.1 Form of Severance Agreement between PHFG and each of Peter J. Baxter and Christopher W. Bramley

             Exhibit 23.1    Consent of Wolf & Company, P.C.

             Exhibit 23.2    Consent of Shatswell, MacLeod & Company, P.C.

             Exhibit 23.3    Consents of KPMG Peat Marwick LLP

             Exhibit 99.1    Press Release, dated March 30, 1998


----------

         (1) Incorporated by reference to the Current Report on Form 8-K filed by PHFG on November 3, 1997.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEOPLES HERITAGE FINANCIAL GROUP, INC.



                                By: /s/ Peter J. Verrill
                                    --------------------------------
                                    Name: Peter J. Verrill
                                    Title: Executive Vice President,
                                           Chief Financial Officer and Treasurer

Date: April 22, 1998



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